Exhibit 10.4
AMENDMENT NO. 1
TO
SECURITIES PURCHASE AGREEMENT
     THIS AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT, dated as of July 21, 2008 (this “Amendment”), to the Securities Purchase Agreement referred to below, is effective as of July 3, 2008 (the “First Amendment Effective Date”), by and among TRM CORPORATION, an Oregon corporation (the “Issuer”), LAMPE, CONWAY & CO., LLC, as administrative agent (the “Administrative Agent”) and LC CAPITAL MASTER FUND, LTD., as purchaser (the “Purchaser”).
W I T N E S S E T H:
     WHEREAS, the Issuer, Administrative Agent and the Purchaser are parties to that certain Securities Purchase Agreement, dated as of April 18, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”); and
     WHEREAS, the Issuer has requested, and the Administrative Agent and Required Purchasers have agreed, to amend the Securities Purchase Agreement in the manner, and on the terms and conditions, provided for herein.
     NOW, THEREFORE for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises, the parties hereto hereby agree as follows:
     1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Securities Purchase Agreement.
     2. Amendment to Section 5.15. Pursuant to Section 10.08 of the Securities Purchase Agreement, as of the First Amendment Effective Date, Section 5.15(a) of the Securities Purchase Agreement is hereby amended by deleting “60” where it appears in such Section 5.15(a) and substituting in lieu thereof “119”.
     3. Remedies. This Amendment shall constitute a Transaction Document. The breach by any Loan Party of any covenant or agreement in this Amendment shall constitute an immediate Event of Default hereunder and under the other applicable Transaction Documents.
     4. Representations and Warranties. To induce Administrative Agent and Required Purchasers to enter into this Amendment, the Issuer (and, to the extent set forth in any other Transaction Document, each other Loan Party) hereby jointly and severally represents and warrants that:

(a) The execution, delivery and performance by each Loan Party of this Amendment and the performance of the Securities Purchase Agreement as amended by this Amendment (the “Amended Securities Purchase Agreement”) (i) are within such Loan Party’s corporate or similar powers and, at the time of execution thereof, have been duly authorized by all necessary corporate and similar action (including, if applicable, consent of the holders of its Equity Interests), (ii) do not (A) contravene such Loan Party’s Organizational Documents, (B) violate any material applicable law in any material respect, (C) in any material respect, conflict with, contravene, constitute a default or breach under any material contract of any Loan Party or any of its Subsidiaries, or result in or permit the termination or acceleration of any such material contract, or (D) result in the imposition of any Lien (other than Liens permitted by Section 6.02 of the Securities Purchase Agreement) upon any property of any Loan Party or any of its Subsidiaries and (iii) do not require any action, consent or approval of, registration or filing with or any other action by any Governmental Authority or any consent of, or notice to, any Person.
(b) From and after its delivery to the Administrative Agent, this Amendment has been duly executed and delivered to the other parties hereto by each Loan Party party hereto and this Amendment and the Amended Securities Purchase Agreement is the legal, valid and binding obligation of such Loan Party and is enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally or by general equitable principles relating to enforceability.
(c) No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.
(d) No action, claim or proceeding is now pending or, to the knowledge of any Loan Party, threatened against any Loan Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which (i) challenges any Loan Party’s right, power, or competence to enter into this Amendment or perform any of its obligations under this Amendment, the Amended Securities Purchase Agreement or any other Transaction Document, or the validity or enforceability of this Amendment, the Amended Securities Purchase Agreement or any other Transaction Document or any action taken under this Amendment, the Amended Securities Purchase Agreement or any other Transaction Document or (ii) if determined adversely, is reasonably likely to have or result in a Material Adverse Effect.
(e) After giving effect to this Amendment, the representations and warranties of the Issuer and the other Loan Parties contained in the Amended

Securities Purchase Agreement and each other Transaction Document are true and correct in all material respects (provided, that if any representation or warranty is by its terms qualified by concepts of materiality, such representation shall be true and correct in all respects) on and as of First Amendment Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.
     5. No Amendment/Waivers. The Securities Purchase Agreement and the other Transaction Documents shall continue to be in full force and effect in accordance with their respective terms and, except as expressly provided herein, shall be unmodified. In addition, except as expressly provided herein, this Amendment shall not be deemed an amendment, consent or waiver of any term or condition of any Transaction Document or a forbearance by the Administrative Agent or the Purchaser with respect to any right or remedy which the Administrative Agent or the Purchaser may now or in the future have under the Transaction Documents, at law or in equity or otherwise or be deemed to prejudice any rights or remedies which the Administrative Agent or the Purchaser may now have or may have in the future under or in connection with any Transaction Document or under or in connection with any Default or Event of Default which may now exist or which may occur after the date hereof.
     6. Expenses. Each of the Issuer and each other Loan Party hereby reconfirms its respective obligations pursuant to Section 10.05 of the Securities Purchase Agreement and to pay and reimburse the Administrative Agent, for all reasonable costs and expenses (including, without limitation, reasonable fees of one legal counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.
     7. Affirmation of Existing Transaction Documents. After giving effect to this Amendment, each Loan Party (a) confirms and agrees that its obligations under each of the Transaction Documents to which it is a party shall continue without any diminution thereof and shall remain in full force and effect on and after the date hereof, and (b) confirms and agrees that the Liens granted pursuant to the Collateral documents to which it is a party shall continue without any diminution thereof and shall remain in full force and effect on and after the date hereof.
     8. Effectiveness. This Amendment shall become effective as of the First Amendment Effective Date only upon satisfaction in full in the judgment of the Administrative Agent of each of the following conditions:
(a)	Amendment. The Administrative Agent shall have received two (2) copies of this Amendment duly executed and delivered by the Administrative Agent, the Required Purchasers and the Issuer.

(b)	Payment of Fees and Expenses. The Issuer shall have paid all costs, fees and expenses owing in connection with this Amendment and the other Transaction Documents and due to the Administrative Agent (including, without limitation, reasonable legal fees and expenses of one legal counsel).
     9. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.
     10 Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

TRM CORPORATION, as the Issuer

By: Name:	/s/ Richard B. Stern Richard B. Stern
Title:	President & Chief Executive Officer

LAMPE, CONWAY & CO., LLC, as
Administrative Agent

By: Name:	/s/ Richard F. Conway Richard F. Conway
Title:	Managing Member

LC CAPITAL MASTER FUND, LTD., as
Purchaser

By Name:	/s/ Richard F. Conway Richard F. Conway
Title:	Director